UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 16, 2011

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-50916 (Commission File Number)	41-1368898 (I.R.S. Employer Identification No.)

299 Market Street Saddle Brook, NJ (Address of Principal Executive Offices)	07663 (Zip Code)

Registrant’s telephone number, including area code: (201) 712-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   REGULATION FD DISCLOSURE.

On September 16, 2011, the registrant issued a press release announcing it will report its financial results for the first quarter ended August 31, 2011, on Thursday October 6, 2011 before the market opens, and will conduct a conference call relating thereto the same day at 11:00 am Eastern Time.  The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	Exhibit 99.1	Press Release issued on September 16, 2011, furnished pursuant to Item 7.01 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Registrant)

By:	/s/ Brian T. Beckwith
Name: Brian T. Beckwith
Title: President and Chief Executive Officer

Date: September 16, 2011